UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2016

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On October 26, 2016, the registrant provided its unaudited financial results for the third quarter ended September 30, 2016.     The registrant’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on October 26, 2016 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Third Quarter 2016 Financial Results

We reported a net loss of $2.1 million or $0.02 per share for the three months ended September 30, 2016. This includes operating expenses of $1.9 million, and an unrealized $0.2 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”).  During the three months ended September 30, 2015, we reported net income of $0.5 million or $0.01 per share.  This included a $4.3 million payment received from the Australian Government under a research and development incentive program, offset by $3.2 million of operating and other expenses, and an unrealized $0.6 million mark-to-market loss on our investment in Midas.

Our working capital at September 30, 2016 totaled approximately $30.1 million, including cash and short-term investments (comprised of government securities) of approximately $24.8 million. The Company has no debt.

Vista’s President and CEO, Frederick H. Earnest, commented, “We believe our significantly improved balance sheet gives us the resources to fund all of the project milestones necessary to advance the Mt Todd gold project to a development decision.  With our metallurgical optimization programs nearing completion, we are preparing to undertake an update of our May 2013 Preliminary Feasibility Study.  We intend to provide more details in a comprehensive update in the near future.”

To review the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2016, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended September 30, 2016 and to discuss corporate and project activities is scheduled for Thursday, October 27, 2016 at 2:30 p.m. MDT.

Toll-free in North America: 1-866-233-5249

International:  416-642-3300

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1300675&s=1&k=E5461C1588F868F9A4CE9AFDA68C4580

This call will be archived and available at www.vistagold.com after October 27, 2016.  Audio replay will be available for 21 days by calling toll-free in North America:  1-888-203-1112, passcode 2108951.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this report are U.S. dollars.

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that we have the resources to achieve all of the project milestones necessary to advance Mt Todd to a development decision; our plans to update our May 2013 Preliminary Feasibility Study; our intent to provide a comprehensive update in the near future are forward-looking statements and forward-looking information; and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 26, 2016 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On October 26, 2016,  the registrant issued a press release providing its unaudited financial results for the third quarter ended September 30, 2016. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.Description

99.1Press Release dated October 26, 2016*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: October 27, 2016	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated October 26, 2016*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.